Exhibit 99.1

Diodes Incorporated to Acquire Texas Instruments’ Greenock, Scotland Wafer Fabrication Facility and Operations

Plano, Texas – February 4, 2019 – Diodes Incorporated (Nasdaq: DIOD), a leading global manufacturer and supplier of high-quality application specific standard products within the broad discrete, logic, analog and mixed-signal semiconductor markets, today announced it has entered into an agreement to acquire Texas Instruments’ wafer fabrication facility and operation located in Greenock, Scotland (“GFAB”).

Upon closing, Diodes will integrate the Greenock facility and fab operations, including the transfer of all GFAB employees to Diodes. In addition, as part of a multi-year wafer supply agreement, Diodes will continue to manufacture TI’s Analog products from GFAB as TI transfers into its other wafer fabs. TI’s 318,782 square-foot facility has a potential capacity of up to 21,666 wafer starts or 256,000 8” equivalent layers per month, depending on product mix.

“The proposed acquisition of GFAB aligns well with our strategic plan for significant revenue and profit dollar growth over the next several years,” said Diodes’ President and Chief Executive Officer, Dr. Keh-Shew Lu. “GFAB offers Diodes additional wafer fab capacity to support our product growth, in particular our automotive expansion initiatives, as well as excellent engineering skills and wafer fab know-how to support our technical and operational performance expectations.  This transaction meets our criteria for strategic acquisitions, and we expect it to be immediately accretive.”

“We look forward to welcoming the GFAB team into the Diodes’ family,” Lu said. “In addition, Diodes extends our appreciation to the Scottish Government, Scottish Development International and Inverclyde Council, who have worked to facilitate this transaction.”

Welcoming the agreement, Jamie Hepburn MSP, Scottish Government Minister for Business, Fair Work and Skills, said, “I am pleased that Texas Instruments and Diodes have reached an agreement that will see continued production and employment in Greenock. The positive approach we have taken has helped to support this outcome and securing these jobs in Greenock would be a terrific result for all involved. The Scottish Government and its agencies will continue to work closely with Diodes, Texas Instruments and our public sector partners to put this project on a path towards a successful conclusion.”

As part of the activity of a taskforce established in 2016 when the potential closure of the GFAB facility was announced, Scottish Enterprise and Inverclyde Council have proposed significant support for Diodes’ future investment in GFAB.  Inverclyde Council Leader and chair of the task force, Councilor Stephen McCabe, said, “This is an excellent outcome for both Inverclyde and Scotland.  Diodes will help protect jobs in the area and is a further endorsement of Inverclyde as a business location. The positive approach of all partners involved in the task force has helped to support this development and we look forward to working together to make sure this is a success.”

Also commenting on the acquisition, Paul Lewis, managing director of Scottish Development International, said, “We have worked closely with Diodes, Texas Instruments and our public sector partners to bring this project to a successful resolution. Securing these jobs in Greenock is a terrific outcome for all involved. We look forward to working with the team at Diodes to help them achieve their growth plans for Scotland.”

The closing of the transaction is subject to customary closing conditions and is expected to be completed at the end of the first quarter of 2019.  Terms of the agreement were not disclosed.

About Diodes Incorporated

Diodes Incorporated (Nasdaq: DIOD), a Standard and Poor’s SmallCap 600 and Russell 3000 Index company, is a leading global manufacturer and supplier of high-quality application specific standard products within the broad discrete, logic, analog, and mixed-signal semiconductor markets. Diodes serves the consumer electronics, computing, communications, industrial, and automotive markets. Diodes’ products include diodes, rectifiers, transistors, MOSFETs, protection devices, function-specific arrays, single gate logic, amplifiers and comparators, Hall-effect and temperature sensors, power management devices, including LED drivers, AC-DC converters and controllers, DC-DC switching and linear voltage regulators, and voltage references along with special function devices, such as USB power switches, load switches, voltage supervisors, and motor controllers. Diodes also has timing, connectivity, switching, and signal integrity solutions for high-speed signals. Diodes’ corporate headquarters and Americas’ sales office are located in Plano, Texas and Milpitas, California. Design, marketing, and engineering centers are located in Plano; Milpitas; Taipei, Taiwan; Taoyuan City, Taiwan; Zhubei City, Taiwan; Manchester, England; and Neuhaus, Germany. Diodes’ wafer fabrication facility is located in Manchester, with an additional facility located in Shanghai, China. Diodes has assembly and test facilities located in Shanghai, Jinan, Chengdu, and Yangzhou, China, as well as in Hong Kong, Neuhaus, and Taipei. Additional engineering, sales, warehouse, and logistics offices are located in Taipei; Hong Kong; Manchester; Shanghai; Shenzhen, China; Seongnam-si, South Korea; Munich, Germany; and Tokyo, Japan, with support offices throughout the world.

Cautionary Information Regarding Forward-Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements as to: the expected benefits of the acquisition, including the acquisition being immediately accretive; the expected benefits of the new multi-year wafer supply agreement; the expected significant revenue and profit dollar growth over the next several years; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent (including the failure to obtain any required approvals); the risk of global market downturn conditions and volatilities impacting the completion of the acquisition; the risk that GFAB will not be integrated successfully into Diodes’ overall business; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that GFAB’s standards, procedures and controls will not be brought into conformance within Diodes’ operation; difficulties in transitioning and retaining GFAB employees following the acquisition; difficulties in consolidating facilities and transferring processes and know-how; the diversion of our management’s attention from the management of our business; Diodes may not be able to maintain its current growth strategy or continue to maintain its current performance, costs and loadings in its manufacturing facilities; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and Diodes’ joint venture prospects; unfavorable currency exchange rates; and the impact of competition and other risk factors relating to our industry and business as detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission.

Media Contact:

Diodes Incorporated

Julie Holland

VP, Corporate Operations

P: 972-987-3900

E: Julie_Holland@diodes.com

Company Contact:

Diodes Incorporated

Laura Mehrl

Director, Investor Relations

P: 972-987-3959

E: laura_mehrl@diodes.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers, President

P: 949-224-3874

E: lsievers@sheltongroup.com

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